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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                InterVideo, Inc.
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             (Exact name of Registrant as specified in its charter)

Delaware                                                              94-3300070
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(State of incorporation or organization)                 (IRS Employer I.D. No.)

                    47350 Fremont Boulevard, Fremont CA 94538
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                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-76640

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
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Item 1.      Description of Registrant Securities to be Registered
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             Incorporated by reference to the section entitled "Description of
             Capital Stock" contained in Registrant's Registration Statement on Form S-1 (File No. 333-76640), as originally filed or subsequently amended (the "S-1 Registration Statement"), which S-1 Registration Statement was originally filed with the Securities and Exchange Commission on January 11, 2002.

Item 2.      Exhibits
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             The following exhibits are filed as a part of this registration statement:

             2.1(1)       Amended and Restated Certificate of Incorporation of
                          the Registrant, as currently in effect.
             2.2(2)       Amended and Restated Certificate of Incorporation, to
                          be effective upon consummation of the
                          Registrant's initial public offering of shares of its
                          common stock pursuant to the S-1 Registration
                          Statement.
             2.3(3)       Bylaws of the Registrant, as amended to date.
             2.4(4)       Amended and Restated Bylaws of the Registrant, to be
                          effective upon consummation of the Registrant's initial public offering of shares of its common stock pursuant to the S-1 Registration Statement.

(1)  Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.
(2)  Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.
(3)  Incorporated by reference to Exhibit 3.3 to the S-1 Registration Statement.
(4)  Incorporated by reference to Exhibit 3.4 to the S-1 Registration Statement.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    May 9, 2002                        INTERVIDEO, INC.


                                            By:      /s/ Randall Bambrough
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                                                         Randall Bambrough
                                                         Chief Financial Officer
                                                         InterVideo, Inc.